GUIDESTONE FUNDS

Supplement dated September 11, 2015

to

Prospectus dated May 1, 2015, as amended June 1, 2015

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

On August 18, 2015, the Board of Trustees of GuideStone Funds (the “Trust”) approved a plan of reorganization and termination under which each “I Series Fund,” listed in the table below, will transfer all of its assets to the correspondingly named Asset Allocation Fund, as shown below, in exchange for Institutional Class shares of the corresponding Asset Allocation Fund and the Asset Allocation Fund’s assumption of the corresponding I Series Fund’s liabilities. All of the I Series Funds and Asset Allocation Funds are currently organized as series of the Trust. Each I Series Fund and its corresponding Asset Allocation Fund have an identical investment program, and the Institutional Class of each Asset Allocation Fund has the same fee structure as its corresponding I Series Fund.

I Series Funds	Asset Allocation Funds
Conservative Allocation Fund I	Conservative Allocation Fund
Institutional Class	Institutional Class
Balanced Allocation Fund I	Balanced Allocation Fund
Institutional Class	Institutional Class
Growth Allocation Fund I	Growth Allocation Fund
Institutional Class	Institutional Class
Aggressive Allocation Fund I	Aggressive Allocation Fund
Institutional Class	Institutional Class

Each reorganization is expected to be tax-free to shareholders, and shareholders will not experience any change to investment policies or procedures, fees and expenses or shareholder rights as a result of the reorganizations.

After considering the factors related to the establishment of the I Series Funds, the fact that each I Series Fund and its corresponding Asset Allocation Fund have an identical investment program, and the fact that each I Series Fund and the Institutional Class of its corresponding Asset Allocation Fund have the same fee structure, the Board of Trustees determined that it would be in the best interests of each I Series Fund and its shareholders to continue the investment program of each I Series Fund within a multiple class structure instead of as a separate series of the Trust.

Description of the Reorganizations

Shareholders of each I Series Fund will receive Institutional Class shares of the corresponding Asset Allocation Fund equal in value at the time of the transaction to their shares in the I Series Fund, and each I Series Fund will then cease operations.

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Each I Series Fund and the corresponding Asset Allocation Fund currently have the same investment adviser, investment objective, strategies and policies and restrictions and, immediately after the reorganization, this will continue to be the case. Accordingly, your investment will continue to be managed by the same investment adviser operating under the same parameters stated in the current prospectus. In addition, the Institutional Class of each Asset Allocation Fund will have management agreements, other service agreements, fee structures and investment policies and procedures identical to each corresponding I Series Fund. No sales load, deferred sales charge, commission or other transactional fee will be charged as a result of the reorganizations. The total annual operating expenses are expected to be the same both before and after the reorganizations with respect to each I Series Fund and the Institutional Class of the corresponding Asset Allocation Fund.

Summary of the Agreement and Plan of Reorganization

The plan of reorganization and termination contemplates the transfer of all of the assets of each I Series Fund to the corresponding Asset Allocation Fund in exchange solely for the Asset Allocation Fund’s assumption of all of the liabilities of the I Series Fund and Institutional Class shares of the Asset Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the shares held in the I Series Fund. Under the plan of reorganization and termination, each I Series Fund would then distribute those Institutional Class shares of the corresponding Asset Allocation Fund to its shareholders, so that each shareholder’s account in an Asset Allocation Fund has the same value immediately after the reorganization as did that shareholder’s account in the corresponding I Series Fund immediately before the reorganization.

Tax Information

Each reorganization is expected to qualify for federal tax purposes as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither any I Series Fund nor any I Series Fund’s respective shareholders would recognize any gain or loss as a direct result of the reorganizations and that the aggregate tax basis in and holding period for the Asset Allocation Fund shares received by each I Series Fund shareholder would be the same as the shareholder’s aggregate tax basis in and holding period for the shareholder’s I Series Fund shares held at the time of the reorganization. However, each I Series Fund will distribute undistributed net investment income, if any, at the time of or shortly before its reorganization, which would be taxable as ordinary income to its shareholders who hold their shares in a taxable account. You should talk to your tax advisor about any state, local and other tax consequences to you of the I Series Funds’ reorganizations.

Timing and Costs

It is anticipated that the reorganization of each I Series Fund will occur on or about November 20, 2015. The costs of the reorganization will be borne by the shareholders of each I Series Fund and the Institutional Class of each corresponding Asset Allocation Fund.

Differences in Shareholder Rights

The reorganization will not result in changes to shareholder rights, since both the I Series Funds and the Asset Allocation Funds are organized as series of the Trust.

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